Exhibit 10.2

SIXTH AMENDMENT

TO CREDIT AGREEMENT

This Sixth Amendment to Credit Agreement (this “Amendment”) is entered into as of March 4, 2022 and among VIASAT, INC., a Delaware corporation (“Borrower”), each lender from time to time party to the Credit Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”) that is a party hereto and MUFG UNION BANK, N.A., a member of MUFG, a global financial group (formerly known as Union Bank, N.A.), as administrative agent and as collateral agent (in such capacity, “Agent”). BofA Securities, Inc., JPMorgan Chase Bank, N.A., Barclays Bank PLC, Credit Suisse Loan Funding LLC, MUFG Union Bank, N.A., Truist Securities, Inc. and Citizens Bank, N.A. have each been appointed as joint lead arrangers and joint book runners for purposes of this Amendment.

RECITALS

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement dated as of November 26, 2013 (as amended, modified, restated or supplemented from time to time prior to giving effect to this Amendment, the “Credit Agreement” and the Credit Agreement as modified by this Amendment, the “Amended Credit Agreement”; unless otherwise defined herein, all capitalized terms in this Amendment shall be as defined in the Credit Agreement);

WHEREAS, Borrower has requested certain amendments to the Credit Agreement as set forth below; and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement in certain respects in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

1. Amendments. Effective on and as of the Sixth Amendment Effective Date (as defined below) the Credit Agreement is hereby amended as follows:

1.1 The reference to “3.50 to 1.00” in clause (a) of the first proviso in the definition of “Incremental Equivalent Indebtedness” set forth in Section 1.1 of the Credit Agreement shall be replaced with a reference to “4.00 to 1.00”.

1.2 The reference to “3.50 to 1.00” in the definition of “New Commitment Cap” set forth in Section 1.1 of the Credit Agreement shall be replaced with a reference to “4.00 to 1.00”.

1.3 Each reference to “3.50 to 1.00” in Sections 6.6(e), 6.10(d), 6.10(m), 6.16 and 6.17 of the Credit Agreement shall be replaced with a reference to “4.00 to 1.00”.

1.4 Section 6.21 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“6.21 ECA Borrower Equity Interests. From and after repayment in full of a Permitted ECA Financing of an ECA Borrower (other than any such repayment that is in connection with a refinancing of such Permitted ECA Financing) that was incurred under Section 6.10(m)(i) or 6.10(m)(ii) and so long as such ECA Borrower is not at such time party to any other Permitted ECA Financing or, in the case of any ECA Borrower that is a Foreign Subsidiary, any other Indebtedness that is permitted hereunder that is secured by a pledge of the Equity Interest of such ECA Borrower, pledge the Equity Interests of such ECA Borrower in favor of any Person other than Agent for the benefit of the Secured Parties (it being understood that this Section 6.21 shall not constitute a requirement that the Equity Interests of any ECA Borrower be pledged in favor of Agent for the benefit of the Secured Parties); provided that if such Equity Interests are pledged in favor of Agent for the benefit of the Secured Parties, such Equity Interests may also be pledged for the benefit of holders of any other Indebtedness secured by Liens on the Collateral on a pari passu basis with, or junior basis to, the Secured Obligations (so long such Indebtedness is subject to an applicable Intercreditor Agreement).”

2. No course of dealing on the part of Lenders, Agent or their officers, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent’s or any Lenders’ failure at any time to require strict performance by Borrower of any provision of any Loan Document shall not affect any right of any Lender or Agent thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent, in accordance with the terms of the Amended Credit Agreement.

3. Upon the occurrence of the Sixth Amendment Effective Date, the Amended Credit Agreement shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement.

4. Borrower represents and warrants to the Lenders that (a) except for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by the Amended Credit Agreement, the representations and warranties contained in the Amended Credit Agreement or in any other document or documents relating thereto are true and correct in all material respects on and as of the Sixth Amendment Effective Date as though made on such date, and all such representations and warranties shall survive the execution and delivery of this Amendment and (b) no Default or Event of Default has occurred and is continuing as of the Sixth Amendment Effective Date.

5. Conditions.

5.1 This Amendment and the amendments to the Credit Agreement set forth in Section 1 above shall become effective and binding upon the parties hereto upon satisfaction of the following conditions precedent as determined by the Administrative Agent (the date of such effectiveness, the “Sixth Amendment Effective Date”):

a.	Agent shall have received this Amendment, duly executed by Borrower, Agent and the Lenders (constituting Requisite Lenders);

b.	The representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all material respects as of the Sixth Amendment Effective Date; and

c.	No Default or Event of Default shall have occurred and be continuing as of the Sixth Amendment Effective Date.

6. Borrower hereby (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

7. The governing law and venue provisions of Section 11.17 of the Amended Credit Agreement are incorporated herein by this reference mutatis mutandis. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart. Borrower agrees to promptly pay all reasonable attorneys’ fees and costs incurred by the Agent’s counsel in connection with this Amendment, which may be debited from any of Borrower’s accounts (following Borrower’s authorization of such fees and costs). Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect except that each reference to the “Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Amended Credit Agreement. This Amendment shall be deemed a “Loan Document” as defined in the Amended Credit Agreement. Each party shall execute and deliver such further documents, and perform such further acts, as may be reasonably necessary to achieve the intent of the parties as expressed in this Amendment.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VIASAT, INC.

By:	/s/ Shawn Duffy
Name:	Shawn Duffy
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Sixth Amendment

MUFG UNION BANK, N.A., as Agent

By:	/s/ James Fallahay
Name:	James Fallahay
Title:	Director

MUFG UNION BANK, N.A., as a Lender

By:	/s/ James Fallahay
Name:	James Fallahay
Title:	Director

Signature Page to Sixth Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jennifer Yan
Name:	Jennifer Yan
Title:	Senior Vice President

Signature Page to Sixth Amendment

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Executive Director

Signature Page to Sixth Amendment

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Authorized Signatory

Signature Page to Sixth Amendment

TRUIST BANK, in its capacities as a Lender
By:	/s/ Brian Lewis
Name:	Brian Lewis
Title:	Managing Director

Signature Page to Sixth Amendment

CITIZENS BANK, N.A., in its capacities as a Lender

By:	/s/ Daniel J. Darnell, Jr.
Name:	Daniel J. Darnell, Jr.
Title:	Managing Director

Signature Page to Sixth Amendment